UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)
September 2, 2003

Commission file number 0-24787

AFFILIATED COMPUTER SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0310342

(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2828 NORTH HASKELL
DALLAS, TEXAS 75204
(Address of principal executive offices)
(Zip Code)

(214) 841-6111
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

     On September 2, 2003, the Registrant announced that its Board of Directors has authorized a share repurchase program for the purchase of up to $500 million of its outstanding shares of Class A common stock. Share repurchases will be made in the open market from time to time.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the exhibit referenced below and the information set forth therein is deemed to be furnished pursuant to Item 9 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

     (c) Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Affiliated Computer Services, Inc. Press Release dated September 2, 2003

ITEM 9. REGULATION FD DISCLOSURES

     The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release dated September 2, 2003, a copy of which is furnished herewith as Exhibit 99.1.

     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 is deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 2, 2003
AFFILIATED COMPUTER SERVICES, INC.

		By:	/s/ WARREN D. EDWARDS

		Name: Title:	Warren D. Edwards Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated September 2, 2003